SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2008

CrowdGather, Inc.
(Exact name of registrant as specified in Charter)

Nevada	000-52143	20-2706319
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20300 Ventura Blvd. Suite 330, Woodland Hills, CA 91364
(Address of Principal Executive Offices)

(818) 435-2472
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

CrowdGather, Inc., (“Registrant”) announced a symbol change to CRWG from WCGE on the OTC Bulletin Board.  The symbol change reflects the Registrant’s recent name change and reverse merger as disclosed in its Form 8-K filed on April 8, 2008.

Reference is made to the Registrant’s press release dated April 24, 2008, filed hereto as an exhibit.

ITEM 9.01 EXHIBITS.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit

99.1	Press Release dated April 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CrowdGather, Inc.

April 24, 2008	By:	/s/ Sanjay Sabnani
Sanjay Sabnani President and Chief Executive Officer

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